UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): June 6, 2022

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01.    Other Events
On April 13, 2022, SilverBow Resources, Inc. (the “Company” or “SilverBow”) and its operating subsidiary, SilverBow Resources Operating, LLC, entered into a purchase and sale agreement with Sundance Energy, Inc. (“Sundance”) and certain of its subsidiaries pursuant to which the Company will acquire oil and gas assets in the Eagle Ford formation (the “Transaction”). Sundance’s audited consolidated financial statements as of December 31, 2021 and 2020, and for each of the years in the two-year period ended December 31, 2021, and the Company’s unaudited pro forma condensed combined financial statements for the Transaction as of and for the period ended December 31, 2021 are included in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 9, 2022.
This Form 8-K provides:
(i)the unaudited consolidated balance sheet of Sundance as of March 31, 2022 and as of December 31, 2021, and the unaudited consolidated statements of operations, statements of cash flows and statements of members’ common equity of Sundance for the three-month periods ended March 31, 2022 and 2021, and the notes related thereto, attached as Exhibit 99.1, which are incorporated herein by reference; and
(ii)the unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2022 and the unaudited pro forma condensed combined statements of operations of the Company for the three-month period ended March 31, 2022, attached as Exhibit 99.2, which are incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

99.1
The unaudited consolidated balance sheet of Sundance Energy, Inc. as of March 31, 2022 and as of December 31, 2021, and the unaudited consolidated statements of operations, statements of cash flows and statements of members’ common equity of Sundance Energy, Inc. for the three-month periods ended March 31, 2022 and 2021, and the notes related thereto.

99.2
The unaudited pro forma condensed combined balance sheet of SilverBow Resources, Inc. as of March 31, 2022, and the unaudited pro forma condensed combined statements of operations of SilverBow Resources, Inc. for the three-month period ended March 31, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 6, 2022

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel

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Additional Information and Where to Find It
This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of SilverBow. This communication relates to a proposed transaction involving SilverBow and Sundance that is the subject of a proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) that provides full details of the proposed transaction and the attendant benefits and risk. This communication is not a substitute for the proxy statement or any other document that SilverBow may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SILVERBOW AND THE PROPOSED TRANSACTION. Investors and shareholders are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the proxy statement and other relevant documents may be obtained free of charge by accessing SilverBow’s website at www.sbow.com by clicking on the “Investors” link, or upon written request to SilverBow, 920 Memorial City Way, Suite 850, Houston, Texas 77024, Attention: Investor Relations. Shareholders may also read and copy any reports, statements and other information filed by SilverBow with the SEC, at the SEC at 1-800-SEC-0330 or on the SEC’s website.

Participants in the Solicitation
SilverBow and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the transaction under the rules of the SEC. Information regarding SilverBow’s directors and executive officers is available in its definitive proxy statement filed with the SEC on March 30, 2022 in connection with its 2022 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in SilverBow’s proxy statement and other relevant materials filed with the SEC. Investors should read the proxy statement and other relevant documents carefully before making any voting or investment decisions.

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